UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23700

Cascade Private Capital Fund (formerly, Barings Private Equity Opportunities and Commitments Fund)
(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212
(Address of principal executive offices)

Ann Maurer
c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212
(Name and address of agent for service)

Registrant's telephone number, including area code:	(888) 442-4420

Date of fiscal year end:	3/31/2024

Date of reporting period:	3/31/2024

1

Item 1. Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”):

CASCADE PRIVATE CAPITAL FUND

(formerly known as Barings Private Equity Opportunities and Commitments Fund)

Annual Report

For the Year Ended March 31, 2024

Cascade Private Capital Fund

Table of Contents
For the Year Ended March 31, 2024

Letter to Shareholders (Unaudited)	2
Portfolio Summary (Unaudited)	3
Fund Performance (Unaudited)	4
Report of Independent Registered Public Accounting Firm	5
Consolidated Portfolio of Investments	6-8
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	14-28
Other Information (Unaudited)	29-30
Fund Management (Unaudited)	31-32
Privacy Notice (Unaudited)	33

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cascade Private Capital Fund

Letter to Shareholders
March 31, 2024 (Unaudited)

To our valued clients and investors,

First, I would like to thank our initial investors for their early support of the Cascade Private Capital Fund (the “Fund”) and Cliffwater as the new adviser to the Fund, effective February 27, 2024. Cliffwater has assumed responsibility of the Fund from Barings LLC, which built an initial portfolio of single company assets in the middle and lower middle market sponsored by leading buyout and growth equity investment sponsors.

The Fund’s investment objective, since Cliffwater became the new adviser, has been to generate long-term capital appreciation by investing in a portfolio of private equity, private debt, as well as structured equity securities that have both equity and credit qualities, investments in real assets, including real estate, and any newer instruments such as collateralized fund obligations that provide attractive risk-adjusted return potential.

Our management of the fund coincides with the 20th anniversary of Cliffwater’s founding. My partners and I started Cliffwater with the thesis that investors were unlikely to achieve their long-term objectives relying just on public asset classes and that alternative asset classes—in particular, private markets—presented an opportunity to bolster return and reduce risk. We bookmarked our anniversary with an important study demonstrating the strong performance of private equity over more than two decades, one that confirmed our hypothesis that investors can reasonably expect private assets to outperform public assets by three to five percentage points per year.

The Fund’s performance has been consistent with these expectations. Since inception of the Fund on January 7, 2022, the Fund has earned a 15.31% annualized total return, compared to 6.02% for the Russell 3000 Index. However, over that period the Fund significantly outperformed in 2022 when stocks fell but underperformed when stocks rose in 2023 and the beginning of 2024. For example, the Fund’s return for the year ended March 31, 2024 was 14.66%, compared to a very strong 29.29% for the Russell 3000 Index.

Thank you for your continued trust in Cliffwater.

Stephen L. Nesbitt
Chief Investment Officer
Cliffwater LLC

Important Disclosures

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

Although we are required, beginning May 15, 2024, to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. One of the fundamental risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Cascade Private Capital Fund

Portfolio Summary
March 31, 2024 (Unaudited)

Cascade Private Capital Fund Portfolio Characteristics (% of Net Assets)
Equity Co-Investments	13.8%
Secondary Fund Investments	14.4%
Primary Fund Investments	13.4%
Senior Secured Loan	1.0%
Total Long-Term Investments	42.6%
Short-Term Investments and Other Assets and Liabilities	57.4%
Net Assets	100.0%

Cascade Private Capital Fund

Fund Performance
March 31, 2024 (Unaudited)

Growth of $25,000,000 Investment Since Inception - Class I
(formerly known as Class 1)

The Fund changed its benchmark index from the small stock Russell 2000 index to the all-stock Russell 3000 index because the latter index is a better representation of public stocks that investors view as an alternative to private equity.

The graph above illustrates a representative class of the Fund’s historical performance since the Fund’s inception in comparison to its benchmark index. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 03/31/2024)
	Inception Date of Class	1 Year	Since Inception
Class I (formerly named Class 1)	1/07/2022	14.66%	15.75%
Russell 2000 Index		19.71%	(0.20)%
Russell 3000 Index		29.29%	6.02%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (888) 442-4420.

Investors should note that the Fund is a professionally managed closed-end fund, while the Russell 2000 index and Russell 3000 Index are unmanaged, does not incur fees, expenses, or taxes, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

Cascade Private Capital Fund

Report of Independent Registered Public Accounting Firm
March 31, 2024

To the Shareholders and Board of Trustees of
Cascade Private Capital Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Cascade Private Capital Fund (the “Fund”) as of March 31, 2024, and the related consolidated statements of operations, cash flows, and changes in net assets, and the consolidated financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s consolidated financial statements and financial highlights for the year ended March 31, 2023, and prior, were audited by other auditors whose report dated May 26, 2023, expressed an unqualified opinion on those consolidated financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers, agent banks, and underlying fund administrators or managers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Cliffwater LLC since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 31, 2024

Cascade Private Capital Fund

Consolidated Portfolio of Investments
March 31, 2024

Name	Initial Acquisition Date	Geographic Region	Unfunded Commitment	Shares/ Units	Cost	Fair Value
Primary Fund Investments — 13.4%
Bertram Growth Capital IV-A, LP (a) (b) (c)	01/07/2022	North America	$497,008	—	$4,536,524	$6,268,469
Gryphon Partners VI-A, L.P. (a) (b) (c)	01/07/2022	North America	1,576,660	—	5,893,305	6,884,064
ICG Ludgate Hill (Feeder) V-A Charger SCSp (a) (b) (c)	03/22/2024	North America	8,193,109	—	6,806,891	7,886,049
OceanSound Partners Fund, LP (a) (b)	01/07/2022	North America	1,203,552	—	6,298,152	9,850,733
Pathway Select, LP Series A (a) (b) (c)	03/28/2024	North America	2,482,182	—	31,217,818	33,144,341

Total					$54,752,690	$64,033,656

Secondary Fund Investments — 14.4%
AE Industrial Partners Extended Value Fund, LP (a) (b) (c)	01/07/2022	North America	$115,699	—	$1,436,765	$1,762,607
BC Partners Galileo (1) LP (a) (b) (c)	01/07/2022	Europe	—	—	4,634,265	7,599,900
BC Partners Galileo (1) LP Class 2 (a) (b) (c)	01/07/2022	Europe	98,608	—	226,190	419,443
FB HA Holdings LP (a) (b) (c) (d)	01/07/2022	North America	—	—	5,073,158	5,656,857
Icon Partners V, L.P. (a) (b) (c)	01/07/2022	North America	2,515,314	—	7,484,556	9,729,387
JFL- NG Continuation Fund, L.P. (a) (b) (c)	01/07/2022	North America	2,054,657	—	7,945,343	14,679,262
Montagu + SCSp (a) (b) (c)	01/07/2022	Europe	1,645,587	—	5,240,899	8,082,031
NSH Verisma Holdco, L.P. (a) (b) (c)	01/07/2022	North America	552,000	—	5,449,834	9,589,229
Stork SPV, L.P. (a) (b)	01/07/2022	North America	1,023,030	—	3,485,552	5,664,190
TSCP CV I, L.P. (a) (b) (c)	01/07/2022	North America	181,062	—	4,443,839	5,384,591

Total					$45,420,401	$68,567,497

Equity Co-Investments — 13.8%
BSP-TS Co-Invest I, LLC (a) (b) (c)	01/07/2022	North America	$—	—	$5,111,823	$3,450,948
CCOF III Nexus Co-invest Aggregator, L.P. (a) (b) (c)	03/22/2024	Europe	244,874	—	5,130,126	5,075,481
EPP Holdings, LLC (b) (c) (d) (e)	01/07/2022	North America	—	260,000	2,605,817	5,170,926
Gallant Screening Holdco, Inc. (a) (b) (c)	01/07/2022	North America	—	—	4,472,696	6,388,531
GoCanvas TopCo, LLC (b) (c) (e)	01/07/2022	North America	—	1,844,660	1,635,500	2,731,131

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Consolidated Portfolio of Investments
March 31, 2024 (Continued)

Name	Initial Acquisition Date	Geographic Region	Unfunded Commitment	Shares/ Units	Cost	Fair Value
HH Dayco Parent, LP (a) (b) (c)	09/20/2022	North America	$—	—	$5,006,861	$12,572,810
Nefco Acquisitions, Inc. Series A1 (b) (c) (e)	08/05/2022	North America	—	2,658	2,663,520	3,326,182
Nefco Acquisitions, Inc. Series B1 (b) (c) (e)	03/31/2023	North America	—	80	90,065	109,339
Nefco Acquisitions, Inc. Series C1 (b) (c) (e)	10/12/2023	North America	—	177	233,761	233,761
North American Essential Services Aggregator, LP (b) (c) (e)	01/07/2022	North America	1,050,000	2,684	4,219,307	6,136,687
OceanSound Partners Co-Invest II, LP - Series D (a) (b) (c)	01/07/2022	North America	—	—	4,097,670	4,929,098
OEP VIII Project Laser Co- Investment Partners, L.P. (a) (b) (c)	03/17/2023	North America	—	—	2,556,808	2,799,965
Symbiotic Capital EB Fund, L.P. (a) (b) (c)	03/07/2024	North America	1,938,014	—	5,061,986	4,963,000
TSS Co- Invest Holdings, LP (a) (b)	09/09/2022	North America	—	—	5,010,222	7,765,266

Total					$47,896,162	$65,653,125

	Principal Amount	Amortized Cost	Fair Value
Senior Secured Loan — 1.0%

Health Care — 1.0%
Nader Upside II Sarl, EUR PIK Term Loan B, 3 mo. EURIBOR + 2.500% 6.400% VRN 3/13/28 EUR (e) (f)	$4,685,610	$5,000,447	$4,952,964

Total		$5,000,447	$4,952,964

TOTAL LONG-TERM INVESTMENTS		$153,069,700	$203,207,242

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Consolidated Portfolio of Investments
March 31, 2024 (Continued)

	Shares/ Units	Cost	Fair Value
SHORT-TERM INVESTMENTS — 55.9%

Money Market — 55.9%
State Street Institutional US Government Money Market Fund, Premier Class, 5.26% (g)	266,709,775	$266,709,775	$266,709,775

TOTAL SHORT-TERM INVESTMENTS		$266,709,775	$266,709,775

TOTAL INVESTMENTS — 98.5%		$419,779,475	$469,917,017

Other Assets/(Liabilities) — 1.5%			7,384,063

NET ASSETS — 100.0%			$477,301,080

EURIBOR	Euro Inter-Bank Offered Rate

PIK	Payment in kind

Notes to Consolidated Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment valued using net asset value per share as practical expedient. See Note 10 for respective investment categories, unfunded commitments, and redemptive restrictions.

(b)	Restricted security. At March 31, 2024, the aggregate market value of these securities amounted to $198,254,278 or 41.5% of net assets.

(c)	Non-income producing security.

(d)	Held in MassMutual Private Equity Funds Subsidiary LLC. (See Note 1 in the “Notes to Consolidated Fiancal Statements” section for more information on this entity).

(e)	Fair value estimated by management using significant unobservable inputs.

(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(g)	The 7 day annualized yield at period end March 31, 2024.

The Cascade Private Capital Fund invests greater than 25% of its assets in the State Street Institutional US Government Money Market Fund. The Cascade Private Capital Fund may redeem its investment at any time if the Advisor determines if it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of this investment. The financial statements of the investment, including the schedule of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. At March 31, 2024, the Cascade Private Capital Fund invested 55.9 % of its net assets in the Cascade Private Capital Fund.

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Consolidated Statement of Assets and Liabilities
March 31, 2024

Assets:
Investments, at fair value (Cost $153,069,700)	$203,207,242
Short-term investments, at fair value (Cost $ 266,709,775)	266,709,775
Total investments, at fair value	469,917,017
Cash	29,009,487
Fund shares sold	6,486,746
Interest and dividends receivable	282,264
Prepaid expenses	197,708
Total assets	505,893,222
Liabilities:
Payables for:
Payable to counterparty (Note 2)	26,397,754
Deferred tax expense	816,137
Administration fees	490,862
Investment advisory fees	310,415
Legal fees	187,342
Accrued expense and other liabilities	389,632
Total liabilities	28,592,142
Net assets	$477,301,080
Commitments and Contingencies (see Note 2)
Components of Net Assets:
Net assets consist of:
Paid-in capital	$428,605,194
Accumulated earnings (loss)	48,695,886
Net assets	$477,301,080

Class I shares:
Net assets	$477,301,080
Shares outstanding (a)	34,480,208
Net asset value, and redemption price per share	$13.84

(a) Authorized unlimited number of shares with no par value.

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Consolidated Statement of Operations
For the Year Ended March 31, 2024

Investment income:
Distributions from private funds	$1,231,119
Interest	1,430,224
Total investment income	2,661,343
Expenses:
Investment advisory fees	1,985,488
Legal fees	610,136
Administration fees	343,874
Trustees’ fees	171,317
CCO Expense	88,550
Audit and tax fees	94,937
Other Expense	2,913
Total expenses	3,297,215
Expenses waived (Note 4):
Reimbursement	(262,463)
Net expenses:	3,034,752
Net investment income (loss)	(373,409)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	4,515
Foreign currency transactions	32,323
Net realized gain (loss)	36,838
Net change in unrealized appreciation (depreciation) on:
Investment transactions	25,300,340
Deferred tax expense	(80,079)
Net change in unrealized appreciation (depreciation)	25,220,261
Net realized gain (loss) and change in unrealized appreciation (depreciation), net of deferred tax expense	25,257,099
Net increase (decrease) in net assets resulting from operations	$24,883,690

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Consolidated Statements of Changes in Net Assets

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(373,409)	$(2,146,438)
Net realized gain (loss)	36,838	233
Net change in unrealized appreciation (depreciation)	25,220,261	15,581,471
Net increase (decrease) in net assets resulting from operations	24,883,690	13,435,266
Net fund share transactions (Note 6):
Proceeds from shares sold of Class I (24,129,400 shares sold)	327,486,256	—
Increase (decrease) in net assets from fund share transactions	327,486,256	—
Total increase (decrease) in net assets	352,369,946	13,435,266
Net assets
Beginning of year	124,931,134	111,495,868
End of year	$477,301,080	$124,931,134

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2024

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$24,883,690
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(62,894,233)
Net proceeds from investments	4,897,394
Proceeds from return of capital distributions	708,442
Net change in unrealized (appreciation) depreciation on investments	(25,300,340)
Net realized (gain) loss on investments	(4,515)
(Purchase) Sale of short-term investments, net	(259,667,086)
Amortization (accretion) of discount and premium, net	(1,124,297)
(Increase) Decrease in receivable for interest and dividends	(282,264)
(Increase) Decrease in receivable for prepaid expenses	(197,708)
Increase (Decrease) in payable for due to counterparty	26,397,754
Increase (Decrease) in payable for administration fees	528,204
Increase (Decrease) in payable for investment advisory fees	(72,388)
Increase (Decrease) in payable for accrued expenses and other liabilities	(135,036)
Increase (Decrease) in payable for deferred tax expense	80,079
Net cash provided by (used in) operating activities	(292,182,304)

Cash flows from financing activities:
Proceeds from shares sold, net of receivable	320,999,510
Increase (Decrease) in payable for prepaid subscriptions received	(20,878,489)
Net cash provided by (used in) financing activities	300,121,021

Net increase (decrease) in cash	7,938,717
Cash at beginning of period	21,070,770
Cash at end of period	$29,009,487

Non Cash from operating activities:
Net change in unrealized (appreciation) depreciation on deferred tax expense	$(80,079)

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Consolidated Financial Highlights
Class I

		Income (loss) from investment operations						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	Net asset value, end of the period	Total return[e]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers	Net investment income (loss) to average daily net assets
Class If
3/31/24	$12.07	$(0.03)	$1.80	$1.77	$13.84	14.66%	477,301	1.86%	1.71%	(0.21%)
3/31/23	10.77	(0.21)	1.51	1.30	12.07	12.07%	124,931	2.32%	2.32%	(1.87%)
3/31/22[d]	10.00	(0.05)	0.82	0.77	10.77	7.72%[b]	111,496	2.86%[a]	2.54%[a]	(2.02%)[a]

	Year ended March 31		Period ended March 31,
	2024	2023	2022[d]
Portfolio turnover rate	4%	0%	0%

a	Annualized.

b	Percentage represents the results for the period and is not annualized.

c	Per share amount calculated on the average shares method.

d	Fund commenced operations on January 7, 2022.

e

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

f	Class I was formerly named as Class 1.

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024

1. Organization

Cascade Private Capital Fund (formerly known as Barings Private Equity Opportunities and Commitments Fund) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized under the laws of the State of Delaware as a Delaware statutory trust pursuant to a Fourth Amended and Restated Certificate of Trust dated as of February 24, 2024, as it may be further amended from time to time. The Fund intends to qualify as a regulated investment company (a “RIC”). The Fund commenced operations on January 7, 2022.

The Fund currently offers one class of shares, Class I shares, on a continuous basis at the net asset value (“NAV”) per share. Class I Shares were formerly named Class 1 Shares. The minimum initial investment in the Fund is $25,000,000 (increased from $1,000,000) for the Class I shares. Investors purchasing Class I shares are not charged a sales load. Class 2 Shares, Class 3 Shares and Class 4 Shares are no longer offered.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a portfolio of private equity, private debt, and other private market investments (together, “Private Capital”); that provide attractive risk-adjusted return potential. Private Capital investments are investments into the equity and/or debt of private companies. The Fund will seek to achieve its objective through exposure to a broad set of managers, strategies and transaction types across multiple sectors, geographies and vintage years. Under normal circumstances, the Fund intends to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in assets representing investments in Private Capital (“Private Capital Assets”). This test is applied at the time of investment; later percentage changes caused by a change in the value of the Fund’s assets, including as a result of the issuance or repurchase of Shares, will not require the Fund to dispose of an investment.

Basis of Consolidation

On January 7, 2022, Massachusetts Mutual Life Insurance Company (“MassMutual”) performed an in-kind purchase transaction whereby it contributed the assets and liabilities of MassMutual Private Equity Funds LLC (“MMPEF”) and its subsidiary, MassMutual Private Equity Funds Subsidiary LLC (“MMPEF Subsidiary”) to the Fund in exchange for shares of the Fund. The consolidated financial statements of the Fund include MMPEF and MMPEF Subsidiary and the results of which are reported on a consolidated basis with the Fund. Both MMPEF and MMPEF Subsidiary are wholly owned subsidiaries of the Fund; therefore, all intercompany accounts and transactions have been eliminated. MMPEF and MMPEF Subsidiary will hold all of the Fund’s Portfolio Funds and Co-Investments, while short-term investments are held directly by the Fund. As of March 31, 2024, MMPEF and MMPEF Subsidiary hold investments in the amount of $137,149,663 and $10,827,783, respectively.

Fund Changes

In February 2024, the Board of Trustees (the “Prior Board”) of the Fund considered and approved by unanimous written consent the appointment of Paul S. Atkins, Dominic Garcia, Stephen L. Nesbitt and Paul J. Williams (collectively, the “New Board,” each a “New Trustee”) as Trustees of the Fund and each member of the Prior Board resigned from the Board, subject to the approval by the Fund’s shareholder. Shareholder approval of the appointment of the New Board and the resignation of the Prior Board occurred on February 26, 2024.

At a special meeting of the New Board held on February 27, 2024 (the “Meeting”), the New Board considered and approved the appointment of Cliffwater LLC (“Cliffwater” or the “Investment Manager”) as investment adviser of the Fund effective as of February 27, 2024 (the “Effective Date”). At the Meeting, the New Board also approved: (1) the termination of the Fund’s investment advisory agreement with Barings LLC and the implementation of a new investment advisory agreement between the Fund and Cliffwater; (2) the termination of Baring International Investment Limited (“BIIL”) as sub-adviser of the Fund; (3) the adoption of a fundamental policy, effective as of May 15, 2024, to conduct semi-annual repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding pursuant to Rule 23c-3 of the 1940 Act; (4) certain other changes to the Fund’s fundamental policies; and (5) the adoption of the Fourth Amended and Restated Agreement and Declaration of Trust of the Fund. These changes were approved by the Fund’s sole shareholder.

In addition, at the Meeting, the New Board considered and approved, among other things, the following: (1) a change in the name of the Fund to Cascade Private Capital Fund; (2) a change in the address of the Fund to c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212; (3) the replacement of State Street Bank and Trust Company (“State Street”) with UMB Fund Services, Inc. as the Fund’s transfer agent; (4) the replacement of Barings LLC with State Street, the Fund’s former sub-administrator, as the Fund’s administrator; (5) the replacement of ALPS Distributors, LLC with Foreside

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

1. Organization (continued)

Fund Services, LLC as the Fund’s principal underwriter; (6) the replacement of Deloitte & Touche LLP (“Deloitte”) with Cohen & Company, Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm; and (7) a change in the name of the Fund’s Class 1 Shares to Class I Shares.

From September 27, 2022 to February 27, 2024, the investment adviser and administrator for the Fund was Barings, LLC (“Barings”). From December 16, 2022 to February 27, 2024 the name of the Fund was “Barings Private Equity Opportunities and Commitments Fund.” From September 27, 2022 to December 16, 2022, the name of the Fund was “Barings Access Pine Point Fund.” Prior to September 27, 2022, the name of the Fund was “MassMutual AccessSM Pine Point Fund.”

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC Topic 946”), and applying the specialized accounting and reporting guidance in ASC Topic 946.

Valuation of Investments

Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Pursuant to the requirements of Rule 2a-5, the Board of Trustees of the Fund (the “Board”) designated the Investment Manager as its valuation designee (the “Valuation Designee”) to perform fair value determinations and approved new Valuation Procedures for the Fund (the “Valuation Procedures”). Under the Valuation Procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Corporate loans are generally valued using unobservable pricing inputs received from the Fund’s investment partners or other third-party pricing services. The Investment Manager will continuously monitor the valuations of Fund investments provided by investment partners or other third-party pricing services and review any material concerns with the Valuation Committee. The Investment Manager may conclude, however, in certain circumstances, that a fair valuation provided by an investment partner or other third-party pricing service does not represent the fair value of a Fund investment and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value such investment at a discount or a premium to the value it receives from an investment partner or other third-party pricing service, in accordance with the Fund’s valuation procedures. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee. The Investment Manager may choose to value certain immaterial direct corporate loans internally upon approval of the Valuation Committee. The Board will consider, no less frequently than quarterly, all relevant information and the reliability of pricing information provided by the investment partners or other third-party pricing services. Additionally, the values of the Funds’ direct

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

2. Significant Accounting Policies (continued)

loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Investment Manager, other third-party pricing services and the Valuation Committee monitor these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each direct loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. This information is updated as soon as the information becomes available.

The Fund invests in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value may be calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Valuation Designee is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Valuation Designee will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Repurchase Offers

The Fund intends to operate as an “interval fund” and, as such, has adopted a fundamental policy effective May 15, 2024, to make semi-annual repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares during each repurchase offer, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer. The Fund did not operate as an “interval fund” during the fiscal year ended March 31, 2024.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. However, for NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Realized gains and losses on sales of investments are computed by the specific identification cost method. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain, respectively. Payable to counterparty reflects cash received by the Fund for a contractual sale that was received after March 31, 2024.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid at least annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate on the date of the report. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

2. Significant Accounting Policies (continued)

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Corporate Loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Consolidated Statement of Operations. As of March 31, 2024, the Fund had no unfunded loan commitments.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of March 31, 2024.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Consolidated Statements of Operations. For the year ended March 31, 2024, the Fund did not have interest or penalties associated with underpayment of income taxes.

3. Principal Risks

General Risks

An investment in the Fund involves a considerable amount of risk. An investor may lose money. Before making an investment decision, a prospective shareholder should (i) consider the suitability of this investment with respect to the shareholder’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their shares of the Fund.

Unlisted Closed-End Structure; Liquidity Limited to Repurchases of Shares

The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the shares.

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

3. Principal Risks (continued)

Although the Fund intends to offer a limited degree of liquidity by conducting semi-annual repurchase offers, a shareholder may not be able to tender its shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your shares when or in the amount that you desire or that the Fund will repurchase shares semi-annually. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through semi-annual repurchase offers made by the Fund. The Fund expects any such repurchase offer to apply to no more than 5% of the net assets of the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares, and should be viewed as a long-term investment.

Liquidity and Valuation Risk

Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Fund would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. The Fund’s current Private Equity Investments do not have provisions which permit the Fund to redeem its investment.

To the extent that the Fund seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities. Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Fund’s judgment may play a greater role in the valuation process.

Valuations of Private Equity Investments; Valuations Subject to Adjustment

A large percentage of the securities in which the Fund invests will not have a readily determinable market price and will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Cliffwater has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, Cliffwater, among other things, is responsible for establishing fair valuation methodologies and determining, in good faith, the fair value of all of the assets of the Fund for which there are no readily available market quotations in accordance with the Fund Valuation Procedures. The determination of fair value is performed by an internal valuation committee that is separated from the investment process.

The valuation methodology set forth in the Fund Valuation Procedures incorporates general private equity valuation principles. Based on the methodology, Cliffwater may adjust a Portfolio Fund manager’s periodic valuation of a Portfolio Fund, or a Co-Investment’s valuation, as appropriate.

While the Fund’s Valuation Procedures are designed to estimate the fair market value of investments as of any measurement date, there is uncertainty in some of the inputs used. For example, valuations are based upon data reported by the Portfolio Funds and Co-investments which may be subject to subsequent revisions. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by investors who had their shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Funds, Co-Investments, direct private equity investments or the Fund adversely affect the Fund’s NAV, the outstanding shares may be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

3. Principal Risks (continued)

a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of shares. New shareholders may be affected in a similar way.

4. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.40%, accrued daily, on an annualized basis of the Fund’s average net assets. The Fund incurred $262,463 in investment management fees during the period. The Investment Manager waived $262,463 for the fiscal year ending March 31, 2024 and is not permitted to recoup the waived fees under the waiver agreement.

The Investment Manager contractually agreed to waive its entire management fee until June 30, 2025 and agreed to partially waive its management fee to charge 1.00% on an annualized basis of the Fund’s average net assets from July 1, 2025 until June 30, 2026.

Prior to the appointment of Cliffwater as the Fund’s investment adviser, effective on February 27, 2024, Barings served as investment adviser to the Fund. Under the prior investment advisory agreement between Barings and the Fund, Barings was responsible for providing investment management services for the Fund. In return for these services, Barings received an advisory fee at an annual rate of 1.25% of the net assets of the Fund as of the end of each quarter. Pursuant to the agreement, the Fund incurred $1,723,025 in Investment Advisory Fees for the year ended March 31, 2024, which is included in the Consolidated Statement of Operations. As of March 31, 2024, the payable due to Barings was $310,415. Barings had entered into an investment subadvisory agreement with BIIL on behalf of the Fund. This agreement provided that BIIL help manage the investment and reinvestment of assets of the Fund. As compensation under the subadvisory agreement, Barings paid BIIL a quarterly Subadvisory Fee equal to 10% of the advisory fee received by Barings. Barings had also entered into an administrative and shareholding services agreement to provide the Fund certain administration, accounting, and compliance services. The Fund did not incur charges associated with these services. The investment advisory agreement with Barings, the sub-advisory agreement with BIIL and the administrative and shareholder services agreementt with Barings were terminated as of February 27, 2024.

Effective February 27, 2024, Foreside Fund Services, LLC serves as the Fund’s distributor, UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s transfer agent, and State Street serves as the Fund’s accountant and administrator. Prior to February 27, 2024, ALPS Distributors, LLC served as the Fund’s distributor, and State Street served as the Fund’s transfer agent and sub-administrator. For the year ended March 31, 2024, the Fund’s allocated State Street and UMBFS fees are reported on the Consolidated Statement of Operations. For the year ended March 31, 2024, the Fund’s allocated fees incurred for trustees are reported on the Consolidated Statement of Operations.

Effective February 27, 2024, Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2024, are reported on the Consolidated Statement of Operations.

Officers and Trustees

Certain former officers and/or trustees of the Fund were officers and/or trustees of Barings or its affiliates. The compensation of a trustee who is not an employee of Barings is borne by the Fund. Certain officers and/or trustees of the Fund are officers and/or trustees of Cliffwater or its affiliates. The compensation of a trustee who is not an employee of Cliffwater is borne by the Fund.

Expense Caps and Waivers

Barings had agreed to cap the fees and expenses of the Fund (including organizational and offering expenses, but excluding extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

4. Investment Management and Other Agreements (continued)

expenses such as shareholder meeting expenses, as applicable) until such agreement was terminated effective February 27, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed the applicable class of shares of the Fund, as follows:

Class 1
2.50%

Barings was entitled to recoup in later periods, expenses that Barings had paid or otherwise borne to the extent that the expenses for the Fund after such recoupment did exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual wavier/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that Barings would not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. Barings did not waive fees during the period and did not recoup previously waived fees. There are no previously waived fees.

5. Fair Value of Investments

The Fund values its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to classify assets based on the use of observable versus unobservable market data inputs of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs may include the adviser’s own assumptions in determining the fair value of investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary by security and is affected by a variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

Investments in Private Investment Funds are measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy. These Private Investment Funds are included in the table to reconcile to the Consolidated Statement of Assets and Liabilities.

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

5. Fair Value of Investments (continued)

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of March 31, 2024.

Investment Type	Level 1	Level 2	Level 3	Investment Valued at NAV	Total
Primary Fund Investments	$—	$—	$—	$64,033,656	$64,033,656
Secondary Fund Investments	—	—	—	68,567,497	68,567,497
Equity Co-Investments	—	—	17,708,026	47,945,099	65,653,125
Senior Secured Loan	—	—	4,952,964	—	4,952,964
Short-Term Investments
Money Market Fund	266,709,775	—	—	—	266,709,775
Total Investments	$266,709,775	$—	$22,660,990	$180,546,252	$469,917,017

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended March 31, 2024.

	Secondary Fund Investments	Co-Investments	Senior Secured Loans	Total
Balance as of April 1, 2023	$5,346,000	$23,489,824	$—	$28,835,824
Purchases	—	233,627	5,000,447	5,234,074
Sales	—	—	—	—
Realized Gain (Loss)	—	—	—	—
Change in Unrealized Appreciation/ (Depreciation)	—	1,528,280	(47,483)	1,480,797
Transfer in	—	—	—	—
Transfer out*	(5,346,000)	(7,543,705)	—	(12,889,705)
Balance as of March 31, 2024	$—	$17,708,026	$4,952,964	$22,660,990
Net change in Unrealized Appreciation/(Depreciation) attributable to Level 3 Investments held at March 31, 2024	$—	$1,528,280	$(47,483)	$1,480,797

*	Transferred from Level 3 to NAV as Practical Expedient.

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

5. Fair Value of Investments (continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2024.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs Low	Range of Inputs High	Weight Average	Impact on Valuation from Increase in Input
Equity Co-Investments	$17,708,026	Income/ Market Approach	Revenue Multiple	6.0x	6.0x	6.0x	Increase
			EBITDA Multiple	9.3x	13.3x	11.4x	Increase
			Discount Rate	9.10%	14.00%	12.17%	Decrease
Senior Secured Loans	4,952,964	Market Approach	Recent Transaction Price	105.71	105.71	105.71	Increase
Total	$22,660,990

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with no par value. The minimum initial investment in Class I Shares by any investor is $25,000,000. Prior to February 27, 2024, Class I Shares were named Class 1 Shares and had a minimum initial investment of $1,000,000. The minimum additional investment in the Fund by any shareholder is $10,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements. Class I Shares are not subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. Prior to Feburary 27, 2024, a 2.00% early repurchase fee was charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of shares. Such repurchase fee was retained by the Fund and will benefit the Fund’s remaining shareholders. The Board may also suspend or terminate offerings of Shares at any time.

Shareholders do not have the right to require the Fund to redeem their shares. To provide a limited degree of liquidity to shareholders, the Fund during the reporting period offered to repurchase shares pursuant to written tenders by shareholders. Repurchases, if any, were made at such times, in such amounts and on such terms as may be determined by the Prior Board, in its sole discretion. During the reporting period, the prior Board authorized the Fund to offer to repurchase Class 1 shares from shareholders on four occasions, May 16, 2023, August 16, 2023, November 16, 2023 and Feburary 13, 2024. On May 16, 2023, the Fund offered to repurchase up to 517,540 Class 1 shares (approximately 5% of outstanding Class 1 shares) from shareholders, with a June 30, 2023 valuation date. On August 16, 2023, the Fund offered to repurchase up to 604,030 Class 1 shares (approximately 5% of outstanding Class 1 shares) from shareholders, with a September 30, 2023 valuation date. On November 16, 2023, the Fund offered to repurchase up to 604,030 Class 1 shares (approximately 5% of outstanding Class 1 shares) from shareholders, with a December 31, 2023 valuation date. On February 13, 2024, the Fund offered to repurchase up to 604,030 Class 1 shares (approximately 5% of outstanding Class 1 shares) from shareholders, with a March 31, 2024 valuation date. There were no tender requests received for Class 1 shares in connection with such offers.

7. Federal Income Taxes

At March 31, 2024, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$419,204,354	$52,574,652	$(1,861,989)	$50,712,663

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

7. Federal Income Taxes (continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss. At September 30, 2023, the Fund had no capital loss carryforwards.

At September 30, 2023, the Fund elected to defer to the fiscal year beginning October 1, 2023, late year ordinary losses in the amount of $1,799,518.

There were no distributions from the Fund for the years ending March 31, 2024 or 2023.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows, due primarily to the write-off of net operating losses for the tax year ending September 30, 2023:

	Capital	Distributable Earnings/(Loss)
Cascade Private Capital Fund	$(2,288,644)	$2,288,644

Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2023, temporary book and tax accounting differences were primarily attributable to late year ordinary loss deferrals and and partnership activity.

As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:

Capital Loss carryfoward	$—
Other temporary differences	(1,799,518)
Unrealized appreciation	27,952,080
Deferred tax liability	(852,923)
Total	$25,299,639

MMPEF Subsidiary is not taxed as a RIC. Accordingly, prior to the Fund receiving any distributions from MMPEF Subsidiary, all MMPEF Subsidiary’s taxable income and realized gains is subject to taxation at prevailing corporate tax rates.

The MMPEF Subsidiary recorded a provision for income tax expense (benefit) for the year end March 31, 2024. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

	Current	Deferred	Total
Tax expense/(benefit)	$—	$80,079	$80,079
Valuation Allowance	—	—	—
	$—	$80,079	$80,079

Components of the MMPEF Subsidiary’s deferred tax assets and liabilities as of March 31, 2024:

Deferred Tax Assets:
Net Operating Loss Carryforward	$232,840
Less Deferred Tax Liabiities:
Unrealized appreciation/depreciation on investments	(1,048,977)
Total net deferred tax asset/(liability) before valuation allowance	(816,137)
Less valuation allowance	—
Net deferred tax asset (liability)	$(816,137)

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

7. Federal Income Taxes (continued)

Net operating loss carry forwards are available to offset future taxable income of the MMPEF subsidiary subject to limitations. For the tax year ended September 30, 2023 the MMPEF Subsidiary has net operating loss and tentative net operating loss carryforward balances as of $897,610. These net operating losses are carried forward indefinitely.

8. Investment Transactions

For the year ended March 31, 2024, purchases and sales of investments, excluding short-term investments, were $62,894,223 and $4,897,384, respectively.

9. Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders shall not be subject to any personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Private Investment Vehicles

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2024:

Security Description	Investment Category	Unfunded Commitments	Cost	Fair Value	Redemption Frequency	Redemption Lock-up Period	Fund Term
AE Industrial Partners Extended Value Fund, LP	GP-Led Secondary (Multi Asset)	$115,699	$1,436,765	$1,762,607	None	N/A	Shall be dissolved at the end of the fiscal quarter during which the fifth anniversary of the closing date occurs with two one-year extensions
BC Partners Galileo (1) L.P. - Class 2	GP-Led Secondary (Single Asset)	98,608	226,190	419,443	None	N/A	Until the affairs of the partnership have been fully wound up and the partnership assets distributed pursuant to the limited partnership agreement
BC Partners Galileo (1) L.P. - Limited Partnership	GP-Led Secondary (Single Asset)	—	4,634,265	7,599,900	None	N/A	Until the affairs of the partnership have been fully wound up and the partnership assets distributed pursuant to the limited partnership agreement

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

10. Private Investment Vehicles (continued)

Security Description	Investment Category	Unfunded Commitments	Cost	Fair Value	Redemption Frequency	Redemption Lock-up Period	Fund Term
Bertram Growth Capital IV-A, L.P.	Primary Fund Investment	$497,008	$4,536,524	$6,268,469	None	N/A

Until the tenth anniversary of the effective date, as defined by the limited partnership agreement, with one one-year extension and thereafter two one-year extensions with the approval of the advisory board

BSP TS Co-Invest I LLC	Co-Investment (Equity)	—	5,111,823	3,450,948	None	N/A	Shall continue in existence in perpetuity or until the company is terminated pursuant to the limited liability company agreement
CCOF III Nexus Co-Invest Aggregator, L.P.	Co-Investment (Credit)	244,874	5,130,126	5,075,481	None	N/A	Until wound up and subsequently dissolved pursuant to the limited partnership agreement
FB HA Holdings LP	GP-Led Secondary (Single Asset)	—	5,073,158	5,656,857	None	N/A	Until the fourth anniversary of the initial closing date with one one-year extension
Gallant Screening Holdco Inc	Co-Investment (Equity)	—	4,472,696	6,388,531	None	N/A

Until the earliest of: (a) the date on which none of the stockholders holds any capital stock; (b) the dissolution, liquidation, or winding up of the company; or (c) upon the unanimous agreement of the stockholders.

Gryphon Partners VI-A, L.P.	Primary Fund Investment	1,576,660	5,893,305	6,884,064	None	N/A	Until the tenth anniversary of the effective date with three consecutive one-year extensions

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

10. Private Investment Vehicles (continued)

Security Description	Investment Category	Unfunded Commitments	Cost	Fair Value	Redemption Frequency	Redemption Lock-up Period	Fund Term
HH-Dayco Parent, LP	Co-Investment (Equity)	$—	$5,006,861	$12,572,810	None	Seven days immediately preceding and ending on the one hundred eightieth day following the effective date of the registration statement used in connection with an initial public offering	Shall continue indefintely unless sooner terminated in accordance to the limited partnership agreement
ICG Ludgate Hill (Feeder) V-A Charger SCSp	LP-Led Secondary	8,193,109	6,806,891	7,886,049	None	N/A	Until the dissolution of master partnership which shall continue, unless sooner dissolved, until the eight anniversary of the initial closing with two one-year extensions
Icon Partners V, L.P.	GP-Led Secondary (Single Asset)	2,515,314	7,484,556	9,729,387	None	N/A	Until the fifth anniversary of the initial closing date with two consecutive eighteen-month period extensions
JFL-NG Continuation Fund L.P.	GP-Led Secondary (Single Asset)	2,054,657	7,945,343	14,679,262	None	N/A	Until the fifth anniversary of the closing with two one-year extensions
Montagu+ SCSp	GP-Led Secondary (Single Asset)	1,645,587	5,240,899	8,082,031	None	N/A	Shall terminate on the fifth anniversary of the effective date, unless the partnership is earlier dissolved, with two one-year extensions

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

10. Private Investment Vehicles (continued)

Security Description	Investment Category	Unfunded Commitments	Cost	Fair Value	Redemption Frequency	Redemption Lock-up Period	Fund Term
NSH Verisma Holdco, L.P.	GP-Led Secondary (Single Asset)	$552,000	$5,449,834	$9,589,229	None	N/A	Until the fund is dissolved and terminated in accordance with the limited partnership agreeement
OceanSound Partners Co-Invest II, LP	Co-Investment (Equity)	—	4,097,670	4,929,098	None	N/A	Until the date of the winding up and subsequent dissolution of the OceanSound Partners Fund, LP (including any extensions)
OceanSound Partners Fund, LP	Primary Fund Investment	770,431	6,298,152	9,850,733	None	N/A	Until the tenth anniversary of the initial closing date with three one-year extensions
OEP VIII Project Laser Co-Investment Partners, LP	Co-Investment (Equity)	—	2,556,808	2,799,965	None	N/A	Shall continue, unless the fund is sooner dissolved, until the main fund is dissolved.
Pathway Select Fund, LP - Series A	Partnerships	2,482,182	31,217,818	33,144,341	None	N/A

Until the earliest of the eight anniversary of the initial investment date of the series, the ninetieth day following the investment wind-down date, or until all investments have been liquidated and all related obligations have been satisfied

Stork SPV, LP	GP-Led Secondary (Single Asset)	1,023,030	3,485,552	5,664,190	None	N/A	Until the last day of the fiscal quarter during which the fifth anniversary of the initial closing occurs with two one-year extensions
Symbiotic Capital EB Fund, L.P.	Co-Investment (Credit)	1,938,014	5,061,986	4,963,000	None	N/A	Until dissolved in accordance to the limiated partnership agreement

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
March 31, 2024 (Continued)

10. Private Investment Vehicles (continued)

Security Description	Investment Category	Unfunded Commitments	Cost	Fair Value	Redemption Frequency	Redemption Lock-up Period	Fund Term
TSCP CV I, L.P.	GP-Led Secondary (Multi Asset)	$440,280	$4,443,839	$5,384,591	None	N/A

Until the end of the fiscal quarter during which the fifth anniversary of the closing date occurs with one one-year extension following the expiration of such initial term and two additional one-year terms with the consent of the advisory board

TSS Co-Invest Holdings, LP	Co-Investment (Equity)	—	5,010,222	7,765,266	None	N/A	Shall continue in existence in perpetuity unless terminated earlier, as determined by the general partner
		$24,147,453	$136,621,283	$180,546,252

11. Subsequent Events

In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein.

Cascade Private Capital Fund

Other Information
March 31, 2024 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Approval of Investment Management Agreement

At the meeting of the Board of Trustees (the “Board”) of the Cascade Private Capital Fund (formerly known as the Barings Private Equity Opportunities and Commitments Fund) (the “Fund”) held on February 27, 2024, by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Investment Management Agreement between the Fund and Cliffwater LLC (the “Investment Manager”). At the Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the Board meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. The Independent Trustees reviewed reports from third parties and management about the below factors. The Board did not identify any particular information as controlling in determining whether or not to approve the Investment Management Agreement, and each Board member may have attributed different weights to the various items considered. The items described herein are not all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Investment Manager, including, among other things, providing office facilities, equipment and personnel. The Board reviewed and considered the qualifications of the key personnel of the Investment Manager who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Investment Manager’s key personnel were well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

Performance

The Board considered the investment experience of the Investment Manager. The Board reviewed and considered the performance of the Investment Manager’s other investment products, noting the similarities and differences between these products and the Fund. However, because the Fund was previously managed by a different investment adviser, the Board was not able to consider Fund performance.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed the proposed investment management fee rate and expected total expense ratio of the Fund. The Board compared the proposed investment management fee and pro-forma total expense ratio for the Fund with various comparative data, including a report containing data on other comparable funds. The Board also took into account that the Investment

Cascade Private Capital Fund

Other Information
March 31, 2024 (Unaudited) (Continued)

Manager had contractually agreed to limit the investment management fee charged to the Fund to 0.00% through June 30, 2025 and to 1.00% from July 1, 2025 through June 30, 2026. The Board concluded that the investment management fees to be paid by the Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s investment management fee under the Investment Management Agreement. The Board considered that, because the Fund’s proposed investment management fee did not have breakpoints, the investment management fee would not create economies of scale as the Fund grows. The Board noted, however, that the direct capital focused investment strategy of the Fund makes achieving economies of scale more difficult.

Profitability of Investment Manager and Affiliates

The Board considered and reviewed pro-forma information concerning the costs incurred and profits expected to be realized by the Investment Manager from the Investment Manager’s relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition. The Board noted that the financial condition of the Investment Manager appeared stable. The Board determined that the advisory fees and the compensation to be paid to the Investment Manager appeared reasonable and its financial condition was adequate.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund, including, without limitation, an increased ability to market the Investment Manager’s services and reputational benefits in the various marketplaces in which the Investment Manager offers its services. The Board noted that the Investment Manager did not have affiliations with the Fund’s proposed transfer agent, administrator, custodian or distributor and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the investment management fees were reasonable in light of the fall-out benefits to the Investment Manager.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the Investment Management Agreement for an initial two-year term.

Change in Independent Registered Public Accounting Firm

On February 27, 2024, the Board, on behalf of the Fund, dismissed Deloitte as the Fund’s independent registered public accounting firm. Deloitte’s report on the Fund’s financial statements for the fiscal years or periods ended March 31, 2022 and March 31, 2023 contained no adverse opinion or disclaimer of opinion nor was Deloitte’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal periods ended on March 31, 2022 and March 31, 2023 and through February 27, 2024 (the “Covered Period”), (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On February 27, 2024, the Board approved the decision to engage Cohen as the independent registered public accounting firm for the Fund for the fiscal year ended March 31, 2024. The selection of Cohen does not reflect any disagreements with or dissatisfaction by the Board with the performance of the Fund’s prior independent registered public accounting firm, Deloitte. During the Covered Period, neither the Fund, nor anyone on their behalf, consulted with Cohen on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Cascade Private Capital Fund

Fund Management
March 31, 2024 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the membership of the Board. The SAI is available, without charge, by writing to the Fund at c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund at 1 (888) 442-4420.

INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES DURING PAST 5 YEARS
Paul S. Atkins Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since February 2024	Chief Executive Officer and Founder, Patomak Global Partners, LLC (financial services consulting firm) (2009-Present); Independent Chairman of the Board and Director, BATS Global Markets, Inc. (2012-2015); Member, Congressional Oversight Panel for TARP (government advisory panel) (2009-2010); Commissioner, U.S. Securities and Exchange Commission (2002-2008); Principal, PricewaterhouseCoopers LLP (accounting firm) (1994-2002).	3	None
Dominic Garcia Year of Birth: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since February 2024

Chief Pension Investment Strategist, CBRE Investment

Management (investment advisor) (June 2021-Present); Advisory Board of Milken Institute for Public Finance (economic research institute) (2021-Present); Chief Investment Officer, New Mexico Public Employees Retirement Association (2017-

June 2021); Research Advisory Board Member, University of North Carolina Keenan Institute of Private Markets and the University of Chicago Harris Center for Municipal Finance (2020 to Present); Trustee and Chair the Santa Fe Preparatory School endowment (2020–Present); Senior Adviser, Moneybyrd (investment advisor) (2023-Present).

				3	Coller Secondaries Private Equity Fund (registered investment company)
Paul J. Williams Year of Birth: 1956 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and Board Chairperson	Since February 2024	Investment Consultant, Texas Association of Counties (1995-2020); Chief Investment Officer, Texas County & District Retirement System (1999-2018).	3	None

*	The fund complex consists of the Fund, Cliffwater Enhanced Lending Fund, and Cliffwater Corporate Lending Fund.

Cascade Private Capital Fund

Fund Management
March 31, 2024 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES DURING PAST 5 YEARS
Stephen L. Nesbitt** Year of Birth: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	Since February 2024	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004-Present).	3	None
Lance J. Johnson Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since February 2024	Chief Operations Officer, Cliffwater LLC (2014-Present); Senior Vice President, Brown Brothers Harriman & Co. (financial services firm) (2013-2014).	N/A	N/A
Joshua B. Deringer Year of Birth: 1974 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since February 2024	Partner, Faegre Drinker Biddle & Reath LLP (2020–Present); Partner, Drinker Biddle & Reath LLP (2009–2020).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since February 2024

Managing Director, Vigilant Compliance, LLC (regulatory compliance solutions firm) (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017-2018); Chief Compliance Officer, Dialectic Capital Management, LP (investment advisory firm) (2015-2018).

				N/A	N/A

*	The fund complex consists of the Fund, Cliffwater Enhanced Lending Fund, and Cliffwater Corporate Lending Fund.

**	Mr. Nesbitt is deemed an interested person of the Fund because he is an officer of the Investment Manager.

Cascade Private Capital Fund

Privacy Notice
March 31, 2024 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers‘ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-(888)-442-4420

Cascade Private Capital Fund

Privacy Notice
March 31, 2024 (Unaudited) (Continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Investment Manager

Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, CA 90292
Website: www.cliffwaterfunds.com

Custodian Bank

State Street Bank and Trust Company
One Congress Street
Boston, MA 02114

Fund Administrator, Transfer Agent and Fund Accountant

State Street Bank and Trust Company
One Congress Street
Boston, MA 02114

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
http://www.foreside.com

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Cascade Private Capital Fund (the “Fund” or the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, the registrant adopted a new Code of Ethics effective as of February 27, 2024. No material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics. A copy of the registrant’s Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Paul S. Atkins, Dominic Garcia and Paul J. Williams have been determined to be “audit committee financial experts” and are “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

On February 27, 2024, Cohen & Company, Ltd. (“Cohen”) replaced Deloitte & Touche LLP (“Deloitte”) as the registrant’s principal accountant.

As a result, for the fiscal year ended March 31, 2023, Deloitte was the independent registered public accounting firm for the registrant and Cohen is the independent registered public accounting firm for the registrant for the fiscal year ended March 31, 2024.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audits of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended March 31, 2023 was $76,125.

The aggregate fees billed for professional services rendered by Cohen for the audits of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended March 31, 2024 was $55,000.

(b)	Related Fees

During the fiscal year ended March 31, 2023, there were no fees billed by Deloitte for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

During the fiscal year ended March 31, 2024, there were no fees billed by Cohen for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Effective February 27, 2024, the investment adviser for the Fund changed from Barings LLC to Cliffwater LLC (“Cliffwater”).

2

(c)	Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended March 31, 2023 was $0.

During the fiscal year ended March 31, 2023, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

The aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended March 31, 2024 was $12,000. Represent fees for services rendered to the registrant for review of tax returns for the fiscal year ended March 31, 2024.

During the fiscal year ended March 31, 2023, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Cohen to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)	All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal year ended March 31, 2023 other than the services reported in paragraphs (a) through (c) above. During the fiscal year ended March 31, 2023, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

The registrant was not billed for any other products or services provided by Cohen for the fiscal year ended March 31, 2024 other than the services reported in paragraphs (a) through (c) above. During the fiscal year ended March 31, 2024, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Cohen to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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(e)(2)    None.

(f)         Not applicable.

(g)        The aggregate fees billed by Deloitte for the fiscal year ended March 31, 2023 for non-audit services rendered to the registrant and its investment adviser that provide ongoing services to the registrant was $0. For the fiscal year ended March 31, 2023, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $218,240 in fees billed to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

The aggregate fees billed by Cohen for the fiscal year ended March 31, 2024 for non-audit services rendered to the registrant and its investment adviser that provide ongoing services to the registrant was $0.

(h)        The registrant’s Audit Committee has considered whether the provision of non-audit services by Registrant’s independent registered public accounting firm to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

(i)         Not applicable.

(j)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)         Please see portfolio of investments contained in the Report to Stockholders included under Item 1 of this form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CLIFFWATER LLC

PROXY POLICY AND PROCEDURE

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Cliffwater does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, Cliffwater generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, Cliffwater will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. Cliffwater’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to Cliffwater.

Cliffwater will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, Cliffwater follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, Cliffwater will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Cliffwater’s decision making in voting the proxy. If Cliffwater determines that there is a material conflict of interest related to the proxy solicitation, Cliffwater will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Cliffwater will seek to act solely in the best interests of its clients when exercising its voting authority. Cliffwater determines whether and how to vote proxies on a case-by-case basis. In making such determination, Cliffwater: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless Cliffwater has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, Cliffwater must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by Cliffwater that were material to making a decision on how to vote. Under the circumstances where Cliffwater votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, Cliffwater will document and maintain its voting record.

Cliffwater’s General Counsel and Chief Compliance Officer must approve the engagement of any proxy advisory firm to assist in connection with voting client securities.

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For private investment funds, Cliffwater may accept a seat on an advisory board or similar group for a fund in which one or more Cliffwater clients have invested. Cliffwater believes advisory board service benefits its clients by allowing Cliffwater greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of Cliffwater’s clients were to diverge from the interests of each other, the Cliffwater representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote. Please see section III.B.7. for further information regarding Cliffwater’s actions with respect to advisory boards.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of March 31, 2024:

Gabrielle Zadra

Gabrielle is a Senior Managing Director at Cliffwater and leads our private assets research team. Prior to joining Cliffwater in 2004, Gabrielle was with Pathway Capital Management, LLC where she led due diligence on private equity investments. Previous experience includes working in investment banking with the Banc of America Securities Technology Group. She also worked for the Service Employees International Union/AFL-CIO. She earned a BA in History and Women’s Studies with high honors from Oberlin College, and an MBA from The Anderson School at the University of California, Los Angeles.

Eric Abelson

Eric is Head of Private Equity Co-Investments at Cliffwater. Prior to joining Cliffwater in 2007, Eric was a Senior Associate with WestLB Mellon Asset Management where he performed due diligence on private equity investments. Previous experience includes working in equity management for Sit Investment Associates. He earned a BS in Environmental Economics from the University of California at Berkeley. Eric holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society Los Angeles.

Bernard Gehlmann

Bernie is a Managing Director at Cliffwater and a member of our private assets research team. Prior to joining Cliffwater in 2016, Bernie was a Director of Investments at The Ohio State University and an Investment Officer at Ohio School Employees Retirement System. His primary responsibilities included managing diversified Endowment and Pension portfolios across private equity and real assets. He earned a BSBA in Finance and Economics from The Ohio State University, and holds the Chartered Alternative Investment Analyst® designation.

(a)(2)	Other Accounts Managed by the Portfolio Managers

In addition to the Fund (for purposes of this section, the “Fund” includes the Subsidiaries, unless otherwise indicated), the Fund’s Portfolio Managers may manage, or be affiliated with, other accounts, including other pooled investment vehicles.

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, as of March 31, 2024.

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	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Gabrielle Zadra
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Eric Abelson
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Bernard Gehlmann
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Conflicts of Interest

Cliffwater and the Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in Cliffwater or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. Cliffwater seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by a Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund.

If Cliffwater or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Cliffwater has adopted procedures for allocating portfolio transactions across multiple accounts.

Cliffwater has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Compensation Structure of Portfolio Manager

Certain portfolio managers have ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4)	Portfolio Management Team Ownership of Securities in the Fund as of March 31, 2024

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Gabrielle Zadra	None
Eric Abelson	None
Bernard Gehlmann	None

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has revised its procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant’s most recent disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Change in registrant’s independent registered public accounting firm.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASCADE PRIVATE CAPITAL FUND

By:	/s/ Stephen L. Nesbitt
Stephen L. Nesbitt
President

Date:	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen L. Nesbitt
Stephen L. Nesbitt
President

Date:	June 7, 2024

By:	/s/ Lance J. Johnson
Lance J. Johnson
Treasurer

Date:	June 7, 2024